UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 29, 2004

                        ANTEON INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                      001-31258                13-3880755
 (State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


        3211 Jermantown Road, Suite 700
                  Fairfax, VA                               22030-2801
   (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (703) 246-0200

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

     On October 29, 2004, Anteon International Corporation (the "Company") entered into a pricing agreement (the "Pricing Agreement") with Goldman, Sachs & Co. and certain stockholders of the Company named in Schedule II to the Pricing Agreement (the "Selling Stockholders"), in connection with a secondary public offering of 3,600,000 shares of the Company's common stock. The purchase price of the common stock to Goldman, Sachs & Co. in the Pricing Agreement was $39.02 per share. The Selling Stockholders are offering all of the shares, and the Company will not receive any of the proceeds of the offering. Neither the Company nor any of its executive officers are selling shares in this offering. The Selling Stockholders offered the common stock pursuant to a prospectus supplement and the accompanying base prospectus filed electronically with the SEC pursuant to Rule 424(b)(3) of the Securities Act of 1933 in connection with a shelf takedown from the Company's shelf Registration Statement on Form S-3 (File No. 333-111249). The Selling Stockholders are significant stockholders and are or may be deemed affiliates of the company, and include affiliates of and companies managed by Caxton-Iseman Capital Inc., including members of the Company's Board of Directors. The Company made certain representations and warranties in the Pricing Agreement, and agreed not to issue any common stock (subject to certain exceptions) for a 90-day period from October 29, 2004. The Company also agreed to indemnify Goldman, Sachs & Co. against certain liabilities, including liabilities under the Securities Act of 1933. The Pricing Agreement is included as Exhibit 1.1 to this Report, and this description of the Pricing Agreement is qualified in its entirety by reference to that Exhibit.


Item 9.01         Financial Statement and Exhibits

         (c)      Exhibits

          1.1 Pricing Agreement, dated October 29, 2004, by and among the Company, Goldman, Sachs & Co. and the Selling Stockholders.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 3, 2004

                             ANTEON INTERNATIONAL CORPORATION
                             (Registrant)


                             By: /s/   Curtis L. Schehr
                                 -----------------------------------------------
                                  Curtis L. Schehr
                                  Senior Vice President,
                                  General Counsel and Secretary

                                                                    Exhibit 1.1

                                PRICING AGREEMENT

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

                                October 29, 2004

Ladies and Gentlemen:

         The Selling Stockholders propose, subject to the terms and conditions stated herein and in the form of Underwriting Agreement, a copy of which is attached hereto as Annex I (the "Underwriting Agreement"), to sell to the Underwriter named in Schedule I hereto (the "Underwriter") or to subscribers procured by such Underwriter the number of Shares of Common Stock, par value $0.01 per share, of the Company specified in Schedule II hereto (the "Shares" ) consisting of Firm Shares. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject  to the  terms  and  conditions  set  forth  herein  and in the
Underwriting Agreement incorporated herein by reference, the Selling Stockholders agree to sell to the Underwriter or to subscribers procured by the Underwriter, and the Underwriter agrees to purchase from the Selling Stockholders, or to procure subscribers to purchase, at the time and place and at the purchase price to the Underwriter set forth in Schedule II hereto, the number of Firm Shares set forth opposite the name of the Underwriter in Schedule I hereto.

         The letters referred to in Section 8(f) of the Underwriting Agreement shall provide that the procedures specified by the Public Company Accounting Oversight Board for a review of interim financial information as described in Statement of Auditing Standards No.100, Interim Financial Information, on the unaudited financial statements for the third quarter of 2004 have been performed and shall include standard comfort reasonably acceptable to the Underwriter relating to such review.

         If the foregoing is in accordance with your understanding, please sign and return to us 6 counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between the Underwriter, the Selling Stockholders and the Company.

         Any person executing and delivering this Pricing Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power-of-Attorney which authorizes such Attorney-in-Fact to take such action.

                        Very truly yours,


                        ANTEON INTERNATIONAL CORPORATION

                         By:  /s/  Joseph M. Kampf
                            ----------------------------------------------
                              Name:  Joseph M. Kampf
                              Title:  President & Chief Executive Officer


                               /s/  Steven M. Lefkowitz
                            ----------------------------------------------
                              Steven M. Lefkowitz


                              SML FAMILY INVESTORS LLC

                         By:   /s/  Steven M. Lefkowitz
                            ----------------------------------------------
                              Steven M. Lefkowitz
                              Managing Member

                        AZIMUTH TECHNOLOGIES, L.P.

                         By:  GEORGICA (AZIMUTH TECHNOLOGIES), L.P.,
                              its general partner

                         By:  GEORGICA (AZIMUTH TECHNOLOGIES), INC.,
                              its general partner


                         By:   /s/   Frederick J. Iseman
                            ----------------------------------------------
                            Name:  Frederick J. Iseman
                            Title: President


                        GEORGICA (AZIMUTH TECHNOLOGIES), INC.


                         By:   /s/   Frederick J. Iseman
                            ----------------------------------------------
                            Name:  Frederick J. Iseman
                            Title: President


                        AZIMUTH TECH. II LLC

                         By:  GEORGICA (AZIMUTH TECHNOLOGIES), L.P.,
                              its managing member

                         By:  GEORGICA (AZIMUTH TECHNOLOGIES), INC.,
                              its general partner

                         By:   /s/   Frederick J. Iseman
                            ----------------------------------------------
                            Name:  Frederick J. Iseman
                            ----------------------------------------------
                            Title: President


                            /s/ Frederick J. Iseman
                            ----------------------------------------------
                                Frederick J. Iseman


                            /s/  Robert A. Ferris
                            ----------------------------------------------
                                 Robert A. Ferris

                        FERRIS FAMILY 1987 TRUST


                         By: /s/ Robert A. Ferris
                            ----------------------------------------------
                            Name:  Robert A. Ferris
                            Title: Trustee

Accepted as of the date hereof at
85 Broad Street, New York, New York:


By:   /s/  Goldman, Sachs & Co.
   -------------------------------------
           (Goldman, Sachs & Co.)

                         SCHEDULE I to Pricing Agreement


                                                   NUMBER OF
                                                  FIRM SHARES
UNDERWRITER                                      TO BE PURCHASED
                                                 ---------------

Goldman, Sachs & Co.                                 3,600,000

     Total                                           3,600,000

                        SCHEDULE II to Pricing Agreement

THE SELLING STOCKHOLDERS

The Selling Stockholders                 Total Number of Firm Shares to be Sold
------------------------                 --------------------------------------
Azimuth Technologies, L.P.                    2,529,292
Azimuth Tech. II LLC                            637,848
Georgica (Azimuth Technologies), Inc.               687
Frederick J. Iseman                                 687
Robert A. Ferris                                      -
Ferris Family 1987 Trust                        309,991
Steven M. Lefkowitz                             105,142
SML Family Investors LLC                         16,353

Total                                         3,600,000


NUMBER OF SHARES:

        Number of Firm Shares: 3,600,000


INITIAL OFFERING PRICE TO PUBLIC:

Goldman, Sachs & Co. proposes to offer the shares of common stock from time to time for sale in one or more transactions in the New York Stock Exchange, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, subject to receipt and acceptance by it and subject to its right to reject any order in whole or in part.

PURCHASE PRICE TO THE UNDERWRITERS:

$39.02 per Share

COMMISSION/DISCOUNT PAYABLE TO UNDERWRITERS:

N/A

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

Federal (same day) funds

FORM OF SHARES:

     Definitive Form, to be made available for checking at least twenty-four hours prior to the Time of Delivery office of the office of The Depository Trust Company or its designated custodian


ANY "LOCK-UP" PERIOD DURING WHICH SHARES OR SIMILAR SECURITIES MAY NOT BE OFFERED OR SOLD PURSUANT TO SECTION 6(e) and Section 2(b)(iv): 90 days


TIME OF DELIVERY:

10:00 a.m. (New York City time), Wednesday, November 3, 2004

CLOSING LOCATION:

Cravath Swaine & Moore LLP,  Worldwide  Plaza,  825 Eighth Avenue,  New York, NY
10019

NAMES AND ADDRESSES OF REPRESENTATIVES:

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Attention:  Registration Department
Fax: 212.902.3000

DESIGNATED REPRESENTATIVES: N/A

ADDRESS FOR NOTICES, ETC.:

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Attention:  Registration Department
Fax: 212-902-3000

Each Selling Stockholder
c/o Caxton-Iseman Capital, Inc.
500 Park Avenue
New York, New York 10022
Fax: 212-832-9450

copy to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attention:  John C. Kennedy, Esq.
Fax:  212-757-3990

The Company
Anteon International
3211 Jermantown Road, Suite 700
Fairfax, Virginia  22030
Attention:  General Counsel
Fax:  703-246-0577

copy to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attention:  John C. Kennedy, Esq.
Fax:  212- 757-3990

OTHER TERMS:

Counsel to the Selling Stockholders:  Paul, Weiss,  Rifkind,  Wharton & Garrison
LLP.

                                                                        Annex I

                        ANTEON INTERNATIONAL CORPORATION
                                  Common Stock

                                  ------------

                         FORM OF UNDERWRITING AGREEMENT



TO THE REPRESENTATIVES
NAMED FROM TIME TO TIME
IN THE APPLICABLE PRICING
AGREEMENT HEREINAFTER DESCRIBED

Ladies and Gentlemen:

         From time to time Anteon International Corporation, a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement"), and subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement) or to subscribers procured by such Underwriters its common stock, par value $0.01 per share (the "Common Stock"), specified in
Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Company Firm Shares"). The stockholders named in Schedule I to the Pricing Agreement (the "Selling Stockholders") propose to enter into one or more Pricing Agreements (each a "Pricing Agreement"), and subject to the terms and conditions stated herein and therein, to sell to the applicable Underwriters or to subscribers procured by such Underwriters the Common Stock specified in the applicable Pricing Agreement (with respect to such Pricing Agreement, the "Selling Stockholders Firm Shares" and, together with the Company Firm Shares, the "Firm Shares") of the Company that such Selling Stockholders hold.

         If specified in such Pricing Agreement, the Company or the Selling Stockholders may grant to the Underwriters the right to purchase or procure subscribers for, at their election, an additional number of shares of Common Stock, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Shares"). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase or procure subscribers for pursuant to Section 3 hereof are herein collectively called the "Shares".

         The Pricing Agreement may contain, if appropriate, the terms and conditions upon which the Shares are to be offered or sold outside the United States and any provisions relating thereto.

         1. Sales of Shares may be made from time to time by the Company or the Selling Stockholders to the Underwriters of such Shares or to subscribers procured by the Underwriters, for whom the firms designated as representatives of the Underwriters of such Shares in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representative(s). This Underwriting Agreement shall not be construed as an obligation of the Company or the Selling Stockholders to sell any of the Shares or as an obligation of any of the Underwriters to purchase (or procure the purchase of) any of the Shares except as set forth in a Pricing Agreement, it being understood that the obligation of the Company to issue and sell any of the Shares, the obligation of the Selling Stockholders to sell any of the Shares and the obligation of any of the Underwriters to purchase (or procure the purchase of) any of the Shares shall be evidenced by the Pricing Agreement with respect to the Shares specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Shares, the maximum number of Optional Shares, if any, the offering price of such Firm and Optional Shares, if any, or the manner of determining such price, the purchase price to the Underwriters of such Shares, the names of the Underwriters of such Shares, the names of the Representatives of such Underwriters, the number of such Shares to be purchased by each Underwriter or for which such Underwriter is to procure subscribers, the underwriting discount and/or commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Shares, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Shares. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (i) A registration statement on Form S-3 (File No. 333-111249) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or to the knowledge of the Company threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Shares, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Prospectus shall be deemed to include the prospectus supplement (the "Supplemental Prospectus") (together with all documents incorporated therein by reference), dated October 29, 2004; "Effective Time" means the date and the time as of which the Registration Statement was declared effective by the Commission; "Effective Date" means the date of the Effective Time; reference made herein to the Registration Statement or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Registration Statement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") after the date of such Prospectus and incorporated by reference in such Prospectus; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement; the Commission has not issued any order preventing or suspending the use of the Registration Statement or the Prospectus;

                  (ii) No order preventing or suspending the use of any Prospectus has been issued by the Commission, and each Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Representatives expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

                  (iii) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied;

                  (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; the Registration Statement does not and will not, as of the applicable effective date and as of the date of any amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus does not and will not, as of the applicable filing date and as of the date of any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representation and warranty contained in this Section 2(a)(iii) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Representatives expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

                  (v) The documents that are and may be incorporated by reference in the Registration Statement, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act and the Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (vi)  Neither  the  Company  nor any of its  subsidiaries  has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, other than as set forth or contemplated in the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development that could reasonably be expected to result in a prospective material adverse change, in or affecting the business, financial condition, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect");

                  (vii) The Company and its subsidiaries have good and marketable title to all real property and all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or as could not reasonably be expected to have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as could not reasonably be expected to have a Material Adverse Effect;

                  (viii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where failure to so qualify as a foreign corporation or be in good standing could not have a Material Adverse Effect; and each subsidiary of the Company that is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Act (collectively, the "Significant Subsidiaries") has been duly incorporated or organized and is validly existing as a corporation or other legal entity in good standing under the laws of its jurisdiction of incorporation or organization;

                  (ix) The authorized, issued and outstanding capital stock of the Company will conform in all material respects to the description of the Stock contained in the Prospectus; and all of the issued and outstanding shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, and, except as set forth in the Prospectus, free and clear of all liens, encumbrances, equities or claims;

                  (x) All  outstanding  shares of Common  Stock  (including  the
         Shares) have been duly and validly authorized and the Selling Stockholders Firm Shares and Selling Stockholders Optional Shares are, and the Company Firm Shares and Company Optional Shares when issued and delivered against payment therefore as provided herein and the applicable Pricing Agreement will be, validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Stock contained in the Prospectus; the Shares are duly listed, and admitted and authorized for trading, on the New York Stock Exchange; except as set forth in the Prospectus, the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

                  (xi) The issuance and sale of the Shares to be sold by the Company, and the compliance by the Company with all of the provisions of this Agreement and the Pricing Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, other than such conflicts, breaches, violations or defaults that, singly or in the aggregate, could not have a Material Adverse Effect, nor will such actions result in any violation of the provisions of the Company's Amended and Restated Certificate of Incorporation or the Amended and Restated By-laws of the Company, or, other than as singly or in the aggregate could not have a Material Adverse Effect, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Shares, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as have already been obtained or may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                  (xii) Neither the Company nor any of its Significant Subsidiaries is (A) in violation of its Certificate of Incorporation or By-laws or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, other than in the case of clause (B) such defaults that, singly or in the aggregate, could not have a Material Adverse Effect;

                  (xiii) The statements set forth in any Supplemental Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Common Stock, and under the caption "Certain U.S. Federal Tax Considerations for Non-U.S. Holders", insofar as they constitute summaries of United States federal law or regulation or legal conclusions, are accurate, complete and fair in all material respects;

                  (xiv) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (xv) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (xvi) KPMG LLP, who has certified certain financial statements of the Company and its subsidiaries, and Grant Thornton, LLP who have certified certain financial statements of Information Spectrum, Inc. ("ISI"), are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         (b) Each of the Selling Stockholders severally and not jointly represents and warrants to, and agrees with, each of the Underwriters and the Company that:

                  (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, the Pricing Agreement and, if applicable, the Power of Attorney and the Custody Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained or will be obtained prior to or substantially simultaneously with the First Time of Delivery (as defined in Section 4 hereof); and such Selling Stockholder has all necessary right, power and authority to enter into this Agreement, the Pricing Agreement, the Power-of-Attorney and the Custody Agreement, as applicable, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

                  (ii)  The  sale of the  Shares  to be  sold  by  such  Selling
         Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Pricing Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, other than such breaches, violations or defaults that, singly or in the aggregate, could not materially adversely affect such Selling Stockholder's ability to consummate the transactions contemplated hereby, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Limited Liability Company Agreement of such Selling Stockholder if such Selling Stockholder is a limited liability company, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership or, other than as could not, singly or in the aggregate, materially adversely affect such Selling Stockholder's ability to consummate the transactions contemplated hereby, any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

                  (iii) The Selling Stockholder immediately prior to each Time of Delivery (as defined in Section 4 hereof) will have good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon the delivery to the Depository Trust Company or any successor thereto ("DTC") or its agent of the Shares registered in the name of DTC or its nominee, the crediting by DTC of the Shares to the securities accounts of the several Underwriters with DTC and the payment therefor by the Underwriters pursuant to this Agreement, (i) DTC will be a "protected purchaser" of the Shares (as defined in Section 8-303 of the Uniform Commercial Code in effect in the State of New York on the date of this Agreement (the "NY-UCC")) and will acquire its interest in the Shares free of any "adverse claim" (as defined in Section 8-102(a)(1) of the NY-UCC ) and (ii) the Underwriters will become "entitlement holders" (as defined in Section 8-102(a)(7) of the NY-UCC ) to the Shares free of any adverse claim (as defined in Section 8-102(a)(1) of the NY-UCC) and no action based on any adverse claim to the Shares, whether framed in conversion, replevin, constructive trust, equitable lien, or other theory, may be successfully asserted against the Underwriters under the NY-UCC;

                  (iv) During any period specified in the Pricing  Agreement for such Shares beginning from the date of the Pricing Agreement and continuing until the end of such specified period (the "Lock-Up Period"), not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities (whether issued by the Company or an affiliate of the Company) that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than (A) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth in this Section 2(b)(iv), (B) as a result of testate or intestate succession, provided that such succession shall be subject to the restrictions set forth in this Section 2(b)(iv), (C) to any trust for the direct or indirect benefit of such Selling Stockholder or the immediate family of such Selling Stockholder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth in this Section 2(b)(iv), and provided further that any such transfer shall not involve a disposition for value, (D) if such Selling Stockholder is a corporation, partnership, limited liability company or similar entity, transfers to any wholly-owned subsidiary of such Selling Stockholder, provided that it shall be a condition to such transfer that such wholly-owned subsidiary execute an agreement stating that such wholly-owned subsidiary is receiving and holding the securities subject to the provisions of this
         Section 2(b)(iv) and there shall be no further transfer of such securities except in accordance with this Section 2(b)(iv), and provided further that such transfer shall not involve a disposition for value and (E) the exercise of employee stock options pursuant to employee stock option plans existing on, or the conversion or exchange into Common Stock of convertible or exchangeable securities outstanding as of, the date of the applicable Pricing Agreement but not, in each case, the sale or other disposition of the underlying Common Stock received upon such exercise, conversion or exchange), without the prior written consent of the Representatives;

                  (v) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (vi) To the extent that any  statements  or omissions  made in the Registration Statement or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, the Registration Statement did, and any further amendments or supplements to the Registration Statement, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and to the extent that any statements or omissions made in any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus did, and the Prospectus and any further amendments or supplements thereto, when they are filed with the Commission, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (vii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will, if requested, deliver to the Representatives prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

                  (viii) If required by the applicable Pricing Agreement, certificates in negotiable form representing Shares to be sold by such Selling Stockholder hereunder (the "Certificates") have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the "Custody Agreement"), duly executed and delivered by such Selling Stockholder to the Company, as custodian (the "Custodian"), and if required by the applicable Pricing Agreement, such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing the persons indicated in the applicable Pricing Agreement, and each of them, as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 3 hereof, to authorize the exercise of any rights of such Selling Stockholder to receive Shares under the Certificates and to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and

                  (ix) The Shares or the rights to receive Shares represented by the Certificates held in custody for such Selling Stockholder under the applicable Custody Agreement (and the Shares to be received upon realization or exercise of such rights) are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the applicable Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of any applicable Custody Agreement; and actions taken by the Attorneys-in-Fact pursuant to any applicable Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

         3. Subject to the terms and conditions herein set forth, (a) the Company and each of the Selling Stockholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders, at the purchase price per share set forth in the applicable Pricing Agreement, the number of Firm Shares (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying the aggregate number of Shares to be sold by the Company and each of the Selling Stockholders as set forth opposite their respective names in Schedule II to the applicable Pricing Agreement by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I to the applicable Pricing Agreement and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and all of the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise an election to purchase Optional Shares as provided below, each applicable Selling Stockholder and the Company agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each Selling Stockholder or the Company, as applicable, at the purchase price per share set forth in the applicable Pricing Agreement, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in the applicable Pricing Agreement and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase thereunder.

         The Company and the Selling Stockholders, to the extent indicated in the applicable Pricing Agreement, may grant, severally and not jointly, to the Underwriters the right to purchase at their election up to the number of Optional Shares set forth in the applicable Pricing Agreement, at the purchase price per share set forth therein, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the number of Optional Shares to be sold by the Company and each Selling Stockholder as set forth in Schedule II to the applicable Pricing Agreement. Any such election to purchase Optional Shares may be exercised only by written notice from the Representatives to the Company and the Attorneys-in-Fact or the person designated to receive notices in the applicable Pricing Agreement, given within a period of 30 calendar days after the date of the applicable Pricing Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless you and the Attorneys-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         4. Upon the authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         5. (a) The Shares to be purchased by each Underwriter hereunder, in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholders, shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representatives for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company and the Custodian to the Representatives at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of the Representatives (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York time, on the time and date as the Representatives, the Company and the Selling Stockholders agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by such Representatives of the Underwriters' election to purchase such Optional Shares, or such other time and date as the Representatives, the Company and the Selling Stockholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

          (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(l) hereof, will be delivered at the offices of Cravath, Swaine & Moore, LLP, designated Underwriters' counsel hereunder, Worldwide Plaza, 825 Eighth Avenue, New York, New York 10019 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at Time of Delivery. A meeting will be held at the Closing Location at 6:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this
     Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

6. The Company agrees with each of the Underwriters:

          (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the applicable Pricing Agreement; to make no further amendment or any supplement to the Registration Statement or Prospectus (other than by filing documents under the Exchange Act which are incorporated by reference herein, or a Supplemental Prospectus relating to another Pricing Agreement) which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its reasonable best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the
     Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and upon the request of such Representatives prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the request of such Representatives but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) During any Lock-Up Period specified in the Pricing Agreement for such Shares, unless otherwise provided in the Pricing Agreement, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of the Pricing Agreement), without the prior written consent of the Representatives except that the Company may issue such securities in exchange (either solely or together with other consideration) for assets or a majority and controlling portion of the equity of another person in connection with a merger or acquisition, provided that prior to any such issuance the recipients of such securities shall have agreed with the Representatives in writing to be bound by the same form of agreement specified in Section 2(b)(iv) hereof and provided, further, that the aggregate number of shares issuable by the Company in all such acquisition transactions shall not exceed the number of shares of Common Stock issued and outstanding immediately following the First Time of Delivery specified in any applicable Pricing Agreement, subject to adjustment to reflect stock splits, stock dividends, reclassifications, recombinations and other similar adjustments;

          (f) To use the net proceeds received by it from the sale of the Shares pursuant to the Pricing Agreement in the manner specified in the applicable Supplemental Prospectus under the caption "Use of Proceeds";

          (g) To use its reasonable best efforts to list, subject to notice of issuance, the Company Firm Shares and any Optional Shares to be sold by the Company on the New York Stock Exchange (the "Exchange"); and

          (h) Upon the reasonable request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

         7. The Company and each of the Selling Stockholders covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, any Supplemental Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, each Pricing Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares;
(iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on the New York Stock Exchange; (v) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing share certificates; (vii) the cost and charges of any transfer agent or registrar and (viii) all other costs and expenses incident to the performance of the Company's and the Selling Stockholders' obligations hereunder which are not otherwise specifically provided for in this Section; and (b) such Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Stockholder, (ii) such Selling Stockholder's pro rata share of the fees and expenses of the Attorneys-in-Fact and the Custodian, and (iii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. In connection with clause (b) (iii) of the preceding sentence, the Representatives agrees to pay New York State stock transfer tax, and the Selling Stockholder agrees to reimburse the Representatives for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Stockholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         8. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein and in the Pricing Agreement are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder and thereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Cravath, Swaine & Moore, LLP, designated counsel for the Underwriters, shall have furnished to the Representatives such written opinion or opinions, dated such Time of Delivery, with respect to the matters covered in paragraphs (i), (ii), (v) and (xii) of subsection (c) below as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Paul, Weiss, Rifkind, Wharton & Garrison, LLP, counsel for the Company, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives, to the effect that:

               (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all necessary corporate power and authority to hold its properties and conduct its business as described in the Registration Statement.

               (ii) This Agreement has been, and the Pricing
                  Supplement will be, duly authorized, executed and delivered by the Company.

               (iii) All of the issued and outstanding shares of the Common Stock of the Company are validly issued and outstanding, fully paid and non-assessable.

               (iv) The Common Stock of the Company conforms in all material respects to the description contained in or incorporated by reference in the Supplemental Prospectus under the caption "Description of Capital Stock."

               (v) The statements in the Supplemental Prospectus under the caption "Certain U.S. Federal Tax Considerations for Non-U.S. Holders," to the extent that they constitute summaries of United States federal law or regulation or legal conclusions, have been reviewed by such counsel and fairly summarize the matters described under that caption in all material respects.

               (vi) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery, as of their respective effective or issue times, appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations of the Commission under the Act (the "Rules and Regulations"), except for the financial statements, financial statement schedules and other financial data included or incorporated by reference in or omitted from either of them, as to which such counsel express no opinion.

               (vii) Such counsel do not know of any contract or other document which is required to be filed as an exhibit to the Registration Statement by the Act or the Rules and Regulations which has not been so filed as an exhibit to the Registration Statement as permitted by the Rules and Regulations.

               (viii) The issuance and sale of the Shares by the Company, the compliance by the Company with all of the provisions hereof and the performance by the Company of its obligations hereunder will not (i) result in a violation of the Amended and Restated Certificate of Incorporation or Amended and Restated By-laws of the Company, (ii) breach or result in a default under any agreement, indenture or instrument listed as an Exhibit to the Registration Statement or otherwise referred to in the Registration Statement (not including the Financial Statements and Notes thereto) to which the Company or any of its subsidiaries is a party or is bound or to which any of the properties or assets of the Company or any subsidiary is subject or
          (iii) violate the Delaware General Corporation Law or those laws, rules and regulations of the United States of America, which in such counsel's experience are normally applicable to the transactions of the type contemplated by this Agreement ("Applicable Law") or any order of any court known to such counsel, except in the case of clause
          (ii) or (iii) where the breach or violation could not have a Material Adverse Effect on the Company.

               (ix) No consent, approval, authorization or order of any executive, legislative, judicial, administrative or regulatory body of the State of Delaware or the United States of America ("Governmental Authority"), which has not been obtained, taken or made (other than as required by any state securities laws, as to which such counsel express no opinion) is required under any Applicable Law for the issuance or sale of the Shares or the performance by the Company of its obligations under this Agreement.

               (x) The Company is not required to be, and after the sale of the Shares contemplated hereby, will not be required to be, registered as an investment company under the Investment Company Act of 1940, as amended.

               (xi) Such counsel shall also state that they have participated in the preparation of the Registration Statement and the Prospectus and, although the limitations inherent in the independent verification of factual matters and in the role of outside counsel are such that such counsel have not undertaken to investigate or verify independently, and do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in either of them (other than as explicitly stated in paragraphs (iv) and (v) above), based upon such participation, no facts have come to such counsel's attention that led them to believe that (a) the Registration Statement or any amendment (except for the financial statements, financial statement schedules and other financial data included in or omitted from those documents, as to which such counsel express no such belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus or any amendment or supplement (except for the financial statements, financial statement schedules and other financial data included in or omitted from those documents, as to which such counsel express no such belief), at the time the Prospectus was issued or on the date of the opinion, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) Curtis L. Schehr, Esq., or the successor general counsel or chief legal officer of the Company, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

               (i) The Company is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where failure to be so qualified and in good standing could not have a Material Adverse Effect.

               (ii) Each  Significant  Subsidiary  is duly  incorporated  and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued and outstanding shares of capital stock of each Significant Subsidiary are validly issued and outstanding and fully paid and non-assessable, and (except for directors' qualifying shares) are owned of record, and to such counsel's knowledge beneficially, directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims except for those described in the Prospectus.

               (iii) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or others.

               (iv) Neither the Company nor any of its Significant Subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, or lease or agreement or other instrument to which it is a party or by which it or any of its properties may be bound, other than such violations or defaults as could not reasonably be expected to have a Material Adverse Effect.

          (e) The respective counsel for each of the Selling Stockholders, as indicated in Schedule II to the applicable Pricing Agreement, each shall have furnished to you their written opinion with respect to each of the Selling Stockholders for whom they are acting as counsel, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

               (i) If so required in the Pricing Agreement, a Power-of-Attorney and a Custody Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder in accordance with their terms.

               (ii) This Agreement and the Pricing Agreement have been duly executed and delivered by or on behalf of such Selling Stockholder; and the sale of the Shares to be sold by such Selling Stockholder hereunder and thereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the Pricing Agreement and, if applicable, the Power-of-Attorney and the Custody Agreement with respect to such Shares will not conflict with, breach or violate any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument actually known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, other than any conflicts, breaches, violations or defaults that could not reasonably be expected to materially adversely affect such Selling Stockholder's ability to consummate the transactions contemplated hereby, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Limited Liability Company Agreement of such Selling Stockholder if such Selling Stockholder is a limited liability company, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership or any Applicable Law or order of any court actually known to such counsel, other than any violation that could not reasonably be expected to materially adversely affect such Selling Stockholder's ability to consummate the transactions contemplated hereby.

               (iii) To the knowledge of such counsel, no consent, approval, authorization or order of any Governmental Authority is required under any Applicable Law for the performance by such Selling Stockholder of its obligations under this Agreement and the Pricing Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder and thereunder, except as have been duly obtained and are in full force and effect (other than as required by any state securities laws, as to which such counsel express no opinion).

               (iv) Such Selling Stockholder is the record owner of the shares to be sold by such Selling Stockholder.

               (v) Upon payment for the Shares to be sold by such Selling Stockholder, as provided for in the Pricing Agreement, and assuming that each Underwriter acquires its interest in the Shares it purchases in good faith without notice of any adverse claim (within the meaning of Section 8-105 of the NY-UCC), (A) each Underwriter that purchases the Shares delivered to DTC (assuming DTC is a clearing corporation within the meaning of Section 8-102(a)(5) of the NY-UCC) or other securities intermediary (assuming such other securities intermediary is a securities intermediary within the meaning of Section 8-102(14) of the NY-UCC) by making payment therefor as provided in this Agreement, and that has the Shares credited by book entry to the securities account or accounts (within the meaning of Section 8-501(a) of the NY-UCC, assuming that the securities intermediary's jurisdiction (within the meaning of Section 8-110(e) of the NY-UCC) for the securities account or accounts is the State of New York) of such Underwriter maintained by DTC or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the NY-UCC) to such Shares purchased by such Underwriter, and (B) no action based on an adverse claim (within the meaning of Section 8-102(a)(1) and Section 8-502 of the NY-UCC) may be asserted against such Underwriter with respect to such Shares.

               In rendering the opinion in paragraphs (iv) and (v), without any independent inquiry such counsel may rely solely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of the Shares sold by such Selling Stockholder;

          (f) At each Time of Delivery for such Shares, KPMG LLP and Grant Thornton LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, to the effect set forth in Annex I hereto;

          (g) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities, if any, by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and
     (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

          (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either
     Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause
     (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (j) The Shares at such Time of Delivery shall have been duly listed, on the Exchange;

          (k) The Company shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement and the Pricing Agreement; and

          (l) The Company and the Selling Stockholders shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the Representatives may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section.

     9. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.

          (b) Each of the Selling Stockholders, will severally and not jointly indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Selling Stockholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided that the liability of a Selling Stockholder pursuant to this subsection (b) shall not exceed the product of the number of Shares sold by such Selling Stockholder including Optional Shares and the initial public offering price of the Shares as set forth in the Prospectus.

          (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

          (d) Promptly  after receipt by an indemnified  party under  subsection
     (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party, it being understood, however, that the indemnifying party shall not be liable for the reasonable expenses of more than one separate counsel (in addition to local counsel), reasonably approved by the indemnifying party, representing the indemnified parties who are parties to such action), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. The indemnifying party shall indemnify and hold harmless the indemnified party from and against any losses, claims, damages, liabilities and judgments by reason of any settlement of any proceeding (i) effected with the indemnifying party's written consent or (ii) effected without the indemnifying party's written consent if the settlement is entered into more than thirty days after the indemnifying party shall have received a written request from the indemnified party for reimbursement of fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request.

          (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection
     (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the applicable Supplemental Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Selling Stockholder shall be required to contribute any amount in excess of the amount by which
     (A) the product of the number of Shares sold by such Selling Stockholder including any Optional Shares and the initial public offering price of the Shares as set forth in the Prospectus exceeds (B) the amount of any damages which such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The Selling Stockholders' obligation in this subsection (e) to contribute are several in proportion to the aggregate sale price to the public of all Shares sold by each Selling Stockholder, including any Optional Shares, and not joint.

          (f) The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of any Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this
     Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or any Selling Stockholder and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

     10. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may, in their discretion, purchase or arrange for another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company and the Selling Stockholders that the Representatives have so arranged for the purchase of such Shares, or the Company and the Selling Stockholders notify the Representatives that they have so arranged for the purchase of such Shares, the Representatives or the Company and the Selling Stockholders shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the Representatives' opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection
     (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company and the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any officer or director or controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

     12. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the Selling Stockholders as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

     13. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives; and in all dealings with any Selling Stockholder hereunder, the Representatives and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives at the address provided in the Pricing Agreement; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule II to the applicable Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and the Selling Stockholders, each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     16. Except as may be otherwise provided in a Pricing Agreement, this Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     18. The Company and the Selling Stockholders are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, without the Underwriters imposing any limitation of any kind.

                                                                         ANNEX I

     Pursuant to Section 8(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriter to the effect that:

               (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the consolidated financial statements and any supplementary financial information and schedules audited by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the Public Company Accounting Oversight Board of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited consolidated financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

               (iii)  They  have  made a review  in  accordance  with  standards established by the Public Company  Accounting  Oversight  Board of the
          unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
          (vi)(A)(i)  below comply as to form in all material  respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

               (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts in the audited consolidated financial statements for such five fiscal years;

               (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302 and 402, respectively, of Regulation S-K;

               (vi) On the basis of limited procedures, not constituting an examination in accordance with U.S. generally accepted auditing standards, consisting of a reading of the unaudited consolidated financial statements and other information referred to below, a reading of the latest available consolidated interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited consolidated financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    (A) (i) the  unaudited  consolidated  statements  of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                    (B) any other  unaudited  income  statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                    (C) the unaudited  consolidated  financial  statements which were not included in the Prospectus but from which were derived any unaudited condensed consolidated financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                    (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                    (E) as of a specified  date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest consolidated financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                    (F) for the period from the date of the latest  consolidated financial statements included in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.